[Deutsche Asset Management Letterhead]

Chief Executive Officer
Form N-CSR Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Contrarian Value Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Investment Grade Bond Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II on Form N-CSR;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and


         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

August 19, 2003                     /s/Richard T. Hale
                                    ----------------------------------

                                    Richard T. Hale
                                    Chief Executive Officer
                                    Aggressive Growth Portfolio, Blue Chip
                                    Portfolio, Contrarian Value Growth
                                    Portfolio, Dreman Financial Services
                                    Portfolio, Dreman High Return Portfolio,
                                    INVESCO Dynamic Growth Portfolio, Eagle
                                    Focused Large Cap Growth Portfolio, Focus
                                    Value + Growth Portfolio, Global Blue Chip
                                    Portfolio, Government Securities Portfolio,
                                    Janus Growth & Income Portfolio, Janus
                                    Growth Opportunity Portfolio, Growth
                                    Portfolio, High Income Portfolio, Index 500
                                    Portfolio, International Select Equity
                                    Portfolio, Investment Grade Bond Portfolio,
                                    Turner Mid Cap Growth Portfolio, Money
                                    Portfolio, Small Cap Growth Portfolio,
                                    Dreman Small Cap Value Portfolio, Oak
                                    Strategic Equity Portfolio, Strategic Income
                                    Portfolio, Technology Growth Portfolio,
                                    Total Return Portfolio, Davis Venture Vale
                                    Portfolio, a series of Scudder Variable
                                    Series II

                                          [Deutsche Asset Management Letterhead]


Chief Financial Officer
Form N-CSR Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Contrarian Value Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Investment Grade Bond Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II on Form N-CSR;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

August 19, 2003                     /s/Charles A. Rizzo
                                    ----------------------------------

                                    Charles A. Rizzo
                                    Chief Financial Officer
                                    Aggressive Growth Portfolio, Blue Chip
                                    Portfolio, Contrarian Value Growth
                                    Portfolio, Dreman Financial Services
                                    Portfolio, Dreman High Return Portfolio,
                                    INVESCO Dynamic Growth Portfolio, Eagle
                                    Focused Large Cap Growth Portfolio, Focus
                                    Value + Growth Portfolio, Global Blue Chip
                                    Portfolio, Government Securities Portfolio,
                                    Janus Growth & Income Portfolio, Janus
                                    Growth Opportunity Portfolio, Growth
                                    Portfolio, High Income Portfolio, Index 500
                                    Portfolio, International Select Equity
                                    Portfolio, Investment Grade Bond Portfolio,
                                    Turner Mid Cap Growth Portfolio, Money
                                    Portfolio, Small Cap Growth Portfolio,
                                    Dreman Small Cap Value Portfolio, Oak
                                    Strategic Equity Portfolio, Strategic Income
                                    Portfolio, Technology Growth Portfolio,
                                    Total Return Portfolio, Davis Venture Vale
                                    Portfolio, a series of Scudder Variable
                                    Series II